UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8338

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 28

Date of reporting period: February 28, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.

Letter from the Chairman

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the 12-month period ended February 28, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter. The preliminary estimate for fourth quarter GDP growth was 3.8%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, December 2004, and February 2005, bringing the target for the federal funds rate to 2.50%. Following the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25% to 2.75%.

R. JAY GERKEN, CFA Chairman and Chief Executive Officer

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. The best returns were generated by the riskier fixed income asset classes, such as high-yield bonds and emerging market debt, as investors searched for incremental yields.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.

believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman and Chief Executive Officer March 23, 2005

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.

Manager Overview

Special Shareholder Notice

Effective January 1, 2005, the benchmark for the Salomon Brothers Emerging Markets Floating Rate Fund Inc. changed from the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)iv to the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v In the opinion of the investment manager, the EMBI Global will provide a more effective benchmark index for the fund because of its greater diversity and more accurate reflection of the portfolio strategy with which the fund is managed.

Performance Review

For the 12 months ended February 28, 2005, the Salomon Brothers Emerging Markets Floating Rate Fund Inc. returned 9.50%, based on its New York Stock Exchange (“NYSE”) market price and 14.02% based on its net asset value (“NAV”)vi per share. In comparison, its unmanaged benchmark, the EMBI Global, returned 12.21% while the EMBI+ returned 12.62% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averagevii was 15.36% for the 12 months. Please note that Lipper performance returns are based on each fund’s NAV.

During this 12-month period, the fund distributed dividends to shareholders totaling $0.8760 per share. The performance table shows the fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of February 28, 2005. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE AS OF FEBRUARY 28, 2005 (unaudited)
Price Per Share	30-Day SEC Yield	12-Month Total Return

$14.18 (NAV)	3.34%	14.02%

$14.02 (Market Price)	3.38%	9.50%

All figures represent past performance and are not a guarantee of future results.
The fund’s yield will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The "SEC yield" is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. These yields are as of February 28, 2005 and are subject to change.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.

Market Overview

Emerging markets debt returned 12.21% during the 12 months ended February 28, 2005, as represented by the EMBI Global. Improving country fundamentals and strong market technicals offset the downward pressure exerted by increases in the fed funds rate.

Sovereign debt markets exhibited strong performance at the start of the fiscal year amid a relatively benign period in the U.S. Treasury market; hedge funds joined crossover buyers in adding to their emerging markets debt allocations. However, markets were disrupted in April and May following a sharp sell-off in U.S. Treasury bonds caused by an extremely strong March U.S. jobs report. April saw the EMBI Global’s largest sell-off since July of 2001, and May saw sovereign spreads over U.S. Treasuries widening to 549 basis pointsviii during the month, a level not seen since May of 2003. Markets rallied over the next few months—overcoming the losses of April and May—and performed strongly through the end of the period. Good country fundamentals, commodity price strength and relatively low U.S. Treasury market volatility during the balance of the period supported emerging markets debt returns.

Through all of this, emerging markets debt fundamentals remained strong, and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices, including metals, agriculture, and oil, provided positive support for many emerging market economies. Oil prices, in particular, remained high, favoring oil exporters, although fears remained that high-energy prices might dampen the global recovery.

The year was also marked by broad credit quality improvements across emerging markets. Continued progress on political and economic reforms in many emerging countries, combined with the positive macro environment, led to a spate of credit rating upgrades throughout the year. Moody’s and Standard & Poor’s collectively upgraded 15 countries during the calendar year 2004, representing more than 58.0% of the EMBI Global, and have upgraded five more countries represented in the index through the first two months of this year. The improving credit quality in emerging markets has encouraged broader investor participation and may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing additional technical support for the market.

Emerging markets spreads tightened 98 basis points during the 12-month period ended February 28, 2005, closing at 333 basis points over U.S. Treasuries. Over the period, 12-month return volatility stood at 7.09%,ix substantially below long-term, historical levels of approximately 16.0%.

Factors Influencing Fund Performance

Fund performance for the period was primarily driven by macroeconomic and market factors, as outlined in the market overview section above, rather than individual country events. That said, our overweight positions in Ecuador and Brazil and our underweights in Mexico and Russia positively contributed to overall performance during the period. The fund’s use of leverage also positively contributed to our performance versus the benchmark during the period.

Looking for Additional Information?

The fund is traded under the symbol “EFL” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEFLX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

Thank you for your investment in the Salomon Brothers Emerging Markets Floating Rate Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA President March 23, 2005	Thomas K. Flanagan, CFA Executive Vice President

S  A  L  O  M  O  N    B  R  O  T  H  E  R  S     E  M  E  R  G  I  N  G      M  A  R  K  E  T  S     F  L  O  A  T  I  N  G      R  A  T  E     F  U  N  D   I  N  C.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Federative Republic of Brazil, DCB, Series L, 3.125% due 4/15/12 (11.9%); Bolivarian Republic of Venezuela, DCB, Series DL, 3.625% due 12/18/07 (8.2%); Federative Republic of Brazil, NMB, Series L, 3.125% due 4/15/09 (7.3%); Republic of Peru, FLIRB, 4.500% due 3/7/17 (7.2%); Republic of Peru, PDI, 5.000% due 3/7/17 (6.1%); Republic of Panama, PDI, 3.750% due 7/17/16 (6.0%); Federative Republic of Brazil, MYDFA, 2.875% due 9/15/07 (5.7%); Federative Republic of Brazil, FLIRB, Series L, 3.063% due 4/15/09 (5.6%); Republic of Bulgaria, FLIRB, Series A, 3.750% due 7/28/12 (5.4%) and Republic of the Philippines, DCB, 3.438% due 12/1/09 (4.8%). Please refer to pages 8 through 9 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five country holdings as of (as a percentage of net assets) February 28, 2005 were: Brazil (30.4%), Peru (13.3%), Turkey (8.2%), Venezuela (8.2%) and Colombia (6.0%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Investments in small-cap and mid-cap companies involve greater risks and volatility than investments in large-cap companies. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on a fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv

The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar- denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

[v]

JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vi

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.

vii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2005, calculated among the 13 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains distributions, if any.

viii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
ix	Source: JPMorgan Chase.

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Fund at a Glance (unaudited)

Sovereign Bonds

Loan Participations

Repurchase Agreements

As a Percent of Total Investments

92.4%

95.8%

0.1%

4.2%

4.1%

3.4%

0.0%

25.0%

75.0%

50.0%

100.0%

February 28, 2005

August 31, 2004

Investment Breakdown

S  A  L  O  M  O  N    B  R  O  T  H  E  R  S     E  M  E  R  G  I  N  G      M  A  R  K  E  T  S     F  L  O  A  T  I  N  G      R  A  T  E     F  U  N  D   I  N  C.

Schedule of Investments February 28, 2005

Face Amount	Security (a)	Value
Sovereign Bonds — 92.4%
Brazil — 28.8%
	Federative Republic of Brazil:
$7,500,060	DCB, Series L, 3.125% due 4/15/12 (b)	$7,256,308
3,461,538	FLIRB, Series L, 3.063% due 4/15/09 (b)	3,405,288
3,489,246	MYDFA, 2.875% due 9/15/07 (b)(c)	3,447,016
4,460,532	NMB, Series L, 3.125% due 4/15/09 (b)	4,443,805
		18,552,417
Bulgaria — 5.1%
3,285,714	Republic of Bulgaria, FLIRB, Series A, 3.750% due 7/28/12 (b)	3,302,142
Colombia — 5.7%
	Republic of Colombia:
900,000	7.625% due 2/15/07	955,575
100,000	10.750% due 1/15/13	117,025
1,770,000	8.700% due 2/15/16	1,787,700
650,000	11.750% due 2/25/20	822,250
		3,682,550
Ecuador — 5.5%
	Republic of Ecuador:
925,000	12.000% due 11/15/12 (c)	941,419
2,775,000	8.000% due 8/15/30 (b)(c)	2,598,094
		3,539,513
Mexico — 2.9%
1,600,000	United Mexican States, 8.375% due 1/14/11	1,866,800
Panama — 5.6%
3,837,191	Republic of Panama, PDI, 3.750% due 7/17/16 (b)	3,645,331
Peru — 12.6%
	Republic of Peru:
4,675,000	FLIRB, 4.500% due 3/7/17 (b)	4,394,500
3,872,000	PDI, 5.000% due 3/7/17 (b)	3,707,440
		8,101,940
The Philippines — 5.1%
	Republic of the Philippines:
3,020,000	DCB, 3.438% due 12/1/09 (b)	2,899,200
456,944	FLIRB, Series B, 3.438% due 6/1/08 (b)	423,817
		3,323,017
Russia — 5.6%
	Russian Federation:
1,900,000	11.000% due 7/24/18 (c)	2,745,500
800,000	5.000% due 3/31/30 (b)(c)	841,250
		3,586,750

See Notes to Financial Statements.

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Schedule of Investments (continued) February 28, 2005

Face Amount	Security (a)	Value
Turkey — 7.8%
	Republic of Turkey:
$550,000	12.375% due 6/15/09	$689,562
1,600,000	11.500% due 1/23/12	2,072,000
1,750,000	11.000% due 1/14/13	2,248,750
		5,010,312
Venezuela — 7.7%
4,999,759	Bolivarian Republic of Venezuela, DCB, Series DL, 3.625% due 12/18/07 (b)	4,990,384
	Total Sovereign Bonds (Cost — $54,623,505)	59,601,156
Loan Participation (b)(d) — 3.4%
2,236,649	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09
	(JPMorgan Chase & Co., CS First Boston Corp., UBS Financial
	Services Inc.) (Cost — $2,143,807)	2,208,691
Repurchase Agreements — 4.2%
1,690,000	Interest in $696,695,000 joint tri-party repurchase agreement dated 2/28/05 with
	Merrill Lynch Government Securities Inc., 2.600% due 3/1/05; Proceeds at maturity — $1,690,122; (Fully collateralized by various U.S. Government Agency Obligations, 1.500% to 6.000% due 6/15/05 to 1/21/25; Market value — $1,723,808)	1,690,000
1,000,000	Interest in $1,034,334,000 joint tri-party repurchase agreement dated 2/28/05 with
	UBS Securities LLC, 2.630% due 3/1/05; Proceeds at maturity — $1,000,073; (Fully collateralized by various U.S. Government Agency Obligations, 2.000% to 5.000% due 1/15/06 to 10/15/14; Market value — $1,020,004)	1,000,000
	Total Repurchase Agreements (Cost — $2,690,000)	2,690,000
	Total Investments — 100.0% (Cost—$59,457,312*)	$64,499,847

(a)	Securities are segregated as collateral pursuant to loan agreement or swap agreement.
(b)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Directors.

(d)	Participation interests were acquired through the financial institutions indicated parenthetically.
*	Aggregate cost for federal income tax purposes is $59,552,800.

Abbreviations used in this schedule:
DCB	—	Debt Conversion Bond.
FLIRB	—	Front-Loaded Interest Reduction Bond.
MYDFA	—	Multi-Year Depository Facility Agreement.
NMB	—	New Money Bond.
PDI	—	Past Due Interest.

See Notes to Financial Statements.

S  A  L  O  M  O  N    B  R  O  T  H  E  R  S    E  M  E  R  G  I  N  G    M  A  R  K  E  T  S    F  L  O  A  T  I  N  G    R  A  T  E    F  U  N  D    I  N  C.

Statement of Assets and Liabilities
February 28, 2005

ASSETS:
Investments, at value (Cost—$59,457,312)	$64,499,847
Receivable for securities sold	10,989,005
Cash	251
Deposits with brokers for initial margin on interest rate swap contract	1,580,475
Interest receivable	755,870
Prepaid expenses	20,916
Total Assets	77,846,364
LIABILITIES:
Loan payable (Note 4)	15,000,000
Unrealized depreciation on interest rate swap contract (Note 3)	1,374,195
Payable on interest rate swap contract (Note 3)	167,049
Loan interest payable (Note 4)	82,816
Management fee payable	48,976
Directors’ fee payable	7,172
Accrued expenses	141,328
Total Liabilities	16,821,536
Total Net Assets	$61,024,828
NET ASSETS:
Par value of common stock ($0.001 par value, 100,000,000 shares authorized; 4,302,735 shares outstanding)	$4,303
Capital paid in excess of par value	57,116,975
Undistributed net investment income	77,909
Undistributed net realized gain from investments transactions and interest rate swap contract	157,301
Net unrealized appreciation of investments and interest rate swap contract	3,668,340
Total Net Assets	$61,024,828
Net Asset Value, per share ($61,024,828 ÷ 4,302,735 shares outstanding)	$14.18

See Notes to Financial Statements.

S  A  L  O  M  O  N    B  R  O  T  H  E  R  S    E  M  E  R  G  I  N  G    M  A  R  K  E  T  S    F  L  O  A  T  I  N  G    R  A  T  E    F  U  N  D    I  N  C.

Statement of Operations
For the Year Ended February 28, 2005

INVESTMENT INCOME:
Interest	$5,158,663
EXPENSES:
Management fee (Note 2)	603,725
Interest expense (Note 4)	424,132
Audit and tax fees	76,881
Legal fees	68,859
Directors’ fees	58,701
Shareholder communications	53,429
Custody	33,699
Transfer agency services	27,463
Stock exchange listing fees	17,888
Other	17,418
Total Expenses	1,382,195
Net Investment Income	3,776,468
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND INTEREST RATE SWAP CONTRACT (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	4,116,776
Interest rate swap contract	(683,940)
Net Realized Gain	3,432,836
Net Change in Unrealized Appreciation/Depreciation of Investments and Interest Rate Swap Contract	431,334
Net Gain on Investments and Interest Rate Swap Contract	3,864,170
Increase in Net Assets From Operations	$7,640,638

See Notes to Financial Statements.

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Statements of Changes in Net Assets
For the Years Ended February 28, 2005 and February 29, 2004

	2005	2004
OPERATIONS:
Net investment income	$3,776,468	$4,351,484
Net realized gain	3,432,836	5,584,103
Net change in unrealized appreciation/depreciation	431,334	3,378,569
Increase in Net Assets From Operations	7,640,638	13,314,156
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,140,943)	(4,501,258)
Net realized gain	(628,199)	—
Decrease in Net Assets From Distributions to Shareholders	(3,769,142)	(4,501,258)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of dividends (737 and 4,728 shares issued, respectively)	9,865	59,995
Increase in Net Assets From Fund Share Transactions	9,865	59,995
Increase in Net Assets	3,881,361	8,872,893
NET ASSETS:
Beginning of year	57,143,467	48,270,574
End of year*	$61,024,828	$57,143,467
* Includes undistributed (overdistributed) net investment income of:	$77,909	$(38,621)

See Notes to Financial Statements.

S  A  L  O  M  O  N     B  R  O  T  H  E  R  S     E  M  E  R  G  I  N  G      M  A  R  K  E  T  S     F  L  O  A  T  I  N  G      R  A  T  E     F  U  N  D   I  N  C.

Statement of Cash Flows For the Year Ended February 28, 2005

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$3,497,330
Operating expenses paid	(976,725)
Net purchase of short-term investments	(2,432,000)
Realized loss on interest rate swap transactions	(683,940)
Purchases of long-term investments	(90,600,455)
Proceeds from dispostion of long-term investments	94,482,847
Interest paid on bank loans	(398,962)
Net Cash Provided By Operating Activities	2,888,095
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,769,142)
Proceeds from shares issued on reinvestment of dividends	9,865
Net Cash Used By Financing Activities	(3,759,277)
Net Decrease in Cash	(871,182)
Cash, Beginning of year	2,451,908
Cash, End of year	$1,580,726
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$7,640,638
Accretion of discount on investments	(1,610,745)
Increase in investments, at value	(5,910,625)
Amortization of premium on investments	126,324
Increase in interest receivable	(209,363)
Increase in interest rate swap contract payable	32,451
Decrease in receivable for securities sold	2,812,907
Increase in prepaid expense	(20,916)
Increase in interest payable on loan	25,170
Increase in accrued expenses	2,254
Total Adjustments	(4,752,543)
Net Cash Flows Provided By Operating Activities	$2,888,095

See Notes to Financial Statements.

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Financial Highlights For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2005	2004(1)	2003		2002		2001

Net Asset Value, Beginning of Year	$13.28	$11.23	$12.07		$11.84		$12.08
Income (Loss) From Operations:
Net investment income	0.88	1.01	1.24	(2)	1.32	(2)(3)	1.48
Net realized and unrealized gain (loss)	0.90	2.09	(0.98)	(2)	0.41	(2)(3)	(0.13)
Total Income From Operations	1.78	3.10	0.26		1.73		1.35
Less Distributions From:
Net investment income	(0.73)	(1.05)	(1.09)		(1.50)		(1.59)
Net realized gains	(0.15)	—	—		—		—
Return of Capital	—	—	(0.01)		—		—
Total Distributions	(0.88)	(1.05)	(1.10)		(1.50)		(1.59)

Net Asset Value, End of Year	$14.18	$13.28	$11.23		$12.07		$11.84

Market Price, End of Year	$14.02	$13.69	$11.30		$11.75		$12.85

Total Return, Based on Market Price(4)	9.50%	31.55%	6.92%		3.94%		33.58%
Net Assets, End of Year (000s)	$61,025	$57,143	$48,271		$51,768		$50,576
Ratios to Average Net Assets:
Total expenses, including interest expense	2.40%	2.36%	2.65%		1.81%		—
Total expenses, excluding interest expense (operating expenses)	1.67%	1.70%	1.69%		1.54%		1.52%
Net investment income	6.57%	7.93%	11.64	%(2)	11.55	%(2)(3)	12.48%
Portfolio Turnover Rate	136%	87%	87%		142%		221%
Loans Outstanding, End of Year (000s)	$15,000	$15,000	$15,000		$15,000		—
Weighted Average Loans (000s)	$15,000	$15,000	$15,000		$14,566		—
Weighted Average Interest Rate on Loans	2.83%	2.40%	2.97%		3.51%		—

(1)	For the year ended February 29, 2004.
(2)

Certain amounts have been reclassified among net investment income and net realized gains in order to conform to current year presentation of swap contracts. Without the effect of these reclassifications, the net investment income for the years ended February 28, 2003 and February 28, 2002 would have been $1.08 and $1.25, respectively. Net realized and unrealized gain (loss) would have been $(0.82) and $0.48, respectively. In addition, the ratio of net investment income to average net assets would have been 10.16% and 10.95%, respectively. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

(3)

Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(4)

For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

See Notes to Financial Statements.

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Notes to Financial Highlights

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Floating Rate Fund Inc. (“Fund”), was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION.  In valuing the Fund’s assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS.  When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the

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Notes to Financial Statements (continued)

extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) INTEREST RATE SWAPS. In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with JPMorgan Chase Bank (counterparty) pursuant to which, the Fund has guaranteed to make semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the statement of operations as an adjustment to realized gain or loss.

(d) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lenders”). The Fund’s investment in such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(e) INVESTMENT TRANSACTIONS. Investment transactions are recorded on trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(f) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into

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Notes to Financial Statements (continued)

U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

(g) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(h) DIVIDENDS AND DISTRIBUTIONS. The Fund pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions, which exceed net investment income and net realized capital gains, are reported as return of capital.

(i) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) RECLASSIFICATIONS. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income	Undistributed Net Realized Gain
$ (518,995)	$518,995

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Notes to Financial Statements (continued)

Reclassifications are primarily due to permanent differences between book and tax amortization of premium on fixed income securities and differences between book and tax treatment of swap periodic payments.

Note 2. Management and Advisory Fees and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager and administrator of the Fund. SBAM is responsible on a day to day basis for the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a sub-administration agreement between SBAM and SBFM. SBFM does not receive any compensation for its services from the Fund. The Fund pays SBAM a monthly fee at an annual rate of 1.05% of the Fund’s average weekly net assets for its services. This fee is calculated daily and paid monthly.

Certain officers and/or Directors of the Fund are also officers and/or Directors of SBAM and/or its affiliates and do not receive compensation from the Fund.

Note 3. Investments

For the year ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$90,600,455
Sales	$91,669,940

At February 28, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,088,496
Gross unrealized depreciation	(141,449)
Net unrealized appreciation	$4,947,047

At February 28, 2005, the Fund had outstanding the following interest rate swap agreement:

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	12/28/00
Notional Amount:	$16,000,000
Payments Made by the Fund:	Fixed Rate 6.13%
Payments Received by the Fund:	Floating Rate (6-month LIBOR)
Termination Date:	12/29/10
Unrealized Depreciation:	$(1,374,195)

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Notes to Financial Statements (continued)

In connection with this agreement, the Fund is exposed to off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities. Additionally, the Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

At February 28, 2005, the Fund held one loan participation with a total cost of $2,143,807 and a total market value of $2,208,961.

Note 4. Loan

At February 28, 2005, the Fund had a $20,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $15,000,000 outstanding with CXC, LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citigroup North America, Inc., an affiliate of SBAM acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended February 28, 2005, the annualized weighted average interest rate of the loan was 2.83%. The Fund paid interest expense of $398,962.

Note 5. Credit and Market Risk

The yields on emerging market debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of untimely and ultimate non-payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At February 28, 2005, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 6. Dividends Subsequent to February 28, 2005

On February 4, 2005, the Board of Directors of the Fund declared three dividends from net investment income, each in the amount of $0.073 per share, payable on March 18, 2005, April 29, 2005, and May 27, 2005 to shareholders of record on March 8, 2005, April 12, 2005, and May 17, 2005, respectively.

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Notes to Financial Statements (continued)

7.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid by the fund during the fiscal years ended February 28, 2005 and February 29, 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$3,140,943	$4,501,258
Net long-term capital gains	628,199	—
Total distributions paid	$3,769,142	$4,501,258

As of February 28, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$77,909
Undistributed long-term capital gains	252,790
Total undistributed earnings	330,699
Unrealized appreciation(a)	3,572,851
Total accumulated earnings	$3,903,550

______________
(a)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods of premiums on fixed income securities.

8.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

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Notes to Financial Statements (continued)

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (the “Fund”) at February 28, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 21, 2005

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Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Advised by SBAM(2) and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None
Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	Formerly, Associate General Counsel, Pfizer Inc.	34	None
Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 1994	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)
William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco P.L.C.	44	Associated Banc-Corp.
Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None
Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1994	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

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Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Advised by SBAM(2) and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Interested Directors:
R. Jay Gerken, CFA(3) Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer, Class II	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”) Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None
Officers:
Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1958	President Executive Vice President	Since 2002 1994- 2002	Managing Director of CGM and SBAM	N/A	N/A

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Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Advised by SBAM(2) and Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A
Frances M. Guggino CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup	N/A	N/A
	Controller	2002-2004	Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)
James E. Craige, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1999	Managing Director of CGM and SBAM	N/A	N/A
Thomas K. Flanagan, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1953	Executive Vice President	Since 1994	Managing Director of CGM and SBAM	N/A	N/A

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Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Advised by SBAM(2) and Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti- Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with CItigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.

				N/A	N/A
Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A
______________
(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2006 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Number of portfolios advised by SBAM or affiliates of SBAM.
(3)	Mr. Gerken in an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.
Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.
Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2005:

Record Date:	1/19/2005	2/15/2005
Payable Date:	1/28/2005	2/25/2005
Long-Term Capital Gain Dividend	$0.073000	$0.073000

Please retain this information for your records.

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.
Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

S A L O M O N B R O T H E R S E M E R G I N G M A R K E T S F L O A T I N G R A T E F U N D I N C.
Dividend Reinvestment Plan (unaudited) (continued)

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

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Dividend Reinvestment Plan (unaudited) (continued)

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the

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Dividend Reinvestment Plan (unaudited) (continued)

Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

This report is transmitted to the shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

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Directors	Salomon Brothers Emerging Markets Floating Rate Fund Inc.
CAROL L. COLMAN	125 Broad Street
DANIEL P. CRONIN	10th Floor, MF-2
LESLIE H. GELB	New York, New York 10004
R. JAY GERKEN, CFA	TELEPHONE
WILLIAM R. HUTCHINSON	1-888-777-0102
RIORDAN ROETT	INVESTMENT MANAGER AND ADMINISTRATOR
JESWALD W. SALACUSE	Salomon Brothers Asset Management Inc
399 Park Avenue
Officers	New York, New York 10022

R. JAY GERKEN, CFA	CUSTODIAN
Chairman and	State Street Bank and Trust Company
Chief Executive Officer	225 Franklin Street
PETER J. WILBY, CFA	Boston, Massachusetts 02110
President	DIVIDEND DISBURSING AND TRANSFER AGENT
ANDREW B. SHOUP	American Stock Transfer & Trust Company
Senior Vice President and	59 Maiden Lane
Chief Administrative Officer	New York, New York 10038
FRANCES M. GUGGINO	LEGAL COUNSEL
Chief Financial Officer	Simpson Thacher & Bartlett LLP
and Treasurer	425 Lexington Avenue
JAMES E. CRAIGE, CFA	New York, New York 10017
Executive Vice President	INDEPENDENT REGISTERED PUBLIC
THOMAS K. FLANAGAN, CFA	ACCOUNTING FIRM
Executive Vice President	PricewaterhouseCoopers LLP
ANDREW BEAGLEY	300 Madison Avenue
Chief Compliance Officer	New York, New York 10017
WENDY S. SETNICKA	NEW YORK STOCK EXCHANGE SYMBOL
Controller	EFL
ROBERT I. FRENKEL
Secretary and
Chief Legal Officer

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Salomon Brothers

Emerging Markets

Floating Rate Fund Inc.

Annual Report

Fe b r u a r y  2 8,  2 0 0 5

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

EFLANN 2/05

05-8320

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees for Salomon Brothers Emerging Markets Floating Rate Fund Inc. were $53,000 and $53,000 for the years ended 2/28/05 and 2/29/04, respectively.

(b)      Audit-Related Fees for Salomon Brothers Emerging Markets Floating Rate Fund Inc. were $8,500 and $0 for the years ended 2/28/05 and 2/29/04. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.

In addition, there were no Audit-Related Fees billed in the years ended 2/28/05 and 2/29/04 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Emerging Markets Floating Rate Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to February 28, 2005 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)      Tax Fees for Salomon Brothers Emerging Markets Floating Rate Fund Inc. were $6,200 and $4,100 for the years ended 2/28/05 and 2/29/04. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Emerging Markets Floating Rate Fund Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through February 28, 2005 that required pre-approval by the Audit Committee.

(d)      There were no All Other Fees for Salomon Brothers Emerging Markets Floating Rate Fund Inc. for the years ended 2/28/05 and 2/29/04.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Emerging Markets Floating Rate Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through February 28, 2005, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase I of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $1.3 million; all of which were pre-approved by the Audit Committee.

(e)      (1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)      For the Salomon Brothers Emerging Markets Floating Rate Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04; Tax Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04. There were no Other Fees paid by the Salomon Brothers Emerging Markets Floating Rate Fund Inc.

(f)	N/A

(g)      Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Emerging Markets Floating Rate Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Floating Rate Fund Inc. were $2.7 million and $6.4 million for the years ended 2/28/05 and 2/29/04.

(h)      Yes. The Salomon Brothers Emerging Markets Floating Rate Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Salomon Brothers Emerging Markets Floating Rate Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the

Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]
ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.
(a)	Not Applicable.
(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.
By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Date: May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Date: May 6, 2005

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino) Chief Financial Officer of Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Date:  May 6, 2005